                                                                      EXHIBIT 12

                               EXCELLENCE NESSUAH
                                LEGAL DEPARTMENT
                       Tal: 03-7538511     Fax: 037608497
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                                November 29, 2009

To whom it may concern:

         EXCELLENCE NESSUAH MUTUAL FUNDS MANAGEMENT LTD ("THE COMPANY").

I hereby confirm that, according to the resolution of the board of directors of the Company dated: February 22nd, 2009, the authorized signatories for the company are as follows:

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                 NAME                        IDENTITY CARD
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        ***                          ***
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        Mr. Gil Deutch               ***
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        Mr. David Baruch             ***
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        ***                          ***
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        ***                          ***
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        ***                          ***
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        ***                          ***
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The signatures of two of the above authorized signatories with the company's stamp or printed name, bind the Company for any purpose or matter with no extent limitation.

                                                        Sincerely,

                                                     /s/ Yael Ahi Dror
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                                                   Yael Ahi Dror, Adv.
                                               Legal & Regulation Department